UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

_______________________________

Investment Company Act file number: 811-02021

Deutsche Securities Trust

(Exact name of registrant as specified in charter)

345 Park Avenue
New York, NY 10154

(Address of principal executive offices) (Zip code)

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 250-3220

Date of fiscal year end: 5/31

Date of reporting period: 8/31/2016

ITEM 1.	SCHEDULE OF INVESTMENTS

Investment Portfolio                                                     as of August 31, 2016 (Unaudited)

Deutsche CROCI® Sector Opportunities Fund

	Shares	Value ($)
Common Stocks 98.8%
France 3.1%
Sanofi (Cost $4,669,504)	53,525	4,123,788
Japan 13.2%
Astellas Pharma, Inc.	289,500	4,422,314
Central Japan Railway Co.	24,800	4,072,411
Osaka Gas Co., Ltd.	1,126,870	4,436,033
Tokyo Gas Co., Ltd.	1,038,885	4,453,153
(Cost $18,554,353)		17,383,911
Spain 3.3%
Iberdrola SA (Cost $4,465,841)	664,607	4,373,883
Switzerland 10.1%
Adecco Group AG (Registered)	83,111	4,782,759
Novartis AG (Registered)	54,025	4,251,472
Roche Holding AG (Genusschein)	17,781	4,335,198
(Cost $13,209,870)		13,369,429
United Kingdom 3.2%
National Grid PLC (Cost $4,189,898)	311,146	4,275,802
United States 65.9%
Amgen, Inc.	27,522	4,680,391
Consolidated Edison, Inc.	56,806	4,274,652
DaVita HealthCare Partners, Inc.*	57,683	3,728,052
DTE Energy Co.	46,059	4,278,881
Eaton Corp. PLC	70,850	4,714,359
Emerson Electric Co.	80,356	4,233,154
Entergy Corp.	56,321	4,404,302
Fluor Corp.	84,258	4,372,990
Gilead Sciences, Inc.	51,969	4,073,330
Honeywell International, Inc.	37,826	4,414,672
Illinois Tool Works, Inc.	39,379	4,680,194
Johnson & Johnson	35,902	4,284,545
Lockheed Martin Corp.	17,710	4,302,999
Merck & Co., Inc.	76,451	4,800,358
NextEra Energy, Inc.	35,274	4,266,038
Pfizer, Inc.	122,834	4,274,623
Public Service Enterprise Group, Inc.	98,847	4,226,698
Raytheon Co.	32,966	4,619,526
Sempra Energy	40,014	4,186,665
Southwest Airlines Co.	117,133	4,319,865
(Cost $83,089,082)		87,136,294
Total Common Stocks (Cost $128,178,548)		130,663,107
Cash Equivalents 1.1%
Deutsche Central Cash Management Government Fund, 0.38% (a) (Cost $1,383,153)	1,383,153	1,383,153
	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $129,561,701) †	99.9	132,046,260
Other Assets and Liabilities, Net	0.1	164,182
Net Assets	100.0	132,210,442

For information on the Fund's policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund's most recent semi-annual or annual financial statements.
*	Non-income producing security.
†	The cost for federal income tax purposes was $130,105,985. At August 31, 2016, net unrealized appreciation for all securities based on tax cost was $1,940,275. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $7,857,302 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,917,027.
(a)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

At August 31, 2016 the Deutsche CROCI Sector Opportunities Fund had the following sector diversification:

Sector Diversification	Market Value ($)	As a % of Common Stocks
Industrials	44,512,929	34.1%
Utilities	43,176,107	33.0%
Health Care	42,974,071	32.9%
Total	130,663,107	100.0%

Sector diversification is subject to change.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2016 in valuing the Fund's investments.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks
France	$4,123,788	$—	$—	$4,123,788
Japan	17,383,911	—	—	17,383,911
Spain	4,373,883	—	—	4,373,883
Switzerland	13,369,429	—	—	13,369,429
United Kingdom	4,275,802	—	—	4,275,802
United States	87,136,294	—	—	87,136,294
Short-Term Investments	1,383,153	—	—	1,383,153
Total	$132,046,260	$—	$—	$132,046,260

As a result of the fair value pricing procedures utilized by the Fund for international equities, certain securities have been transferred in and out of Level 1 and Level 2 fair value measurements during period ended August 31, 2016.There were no other transfers between Level 1 and Level 2 fair value measurements during the period ended August 31, 2016.

ITEM 2.	CONTROLS AND PROCEDURES

(a) The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 3.	EXHIBITS

Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche CROCI® Sector Opportunities Fund, a series of Deutsche Securities Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	October 21, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	October 21, 2016

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	October 21, 2016